Consolidated Financial Statements and Report of Independent Certified Public Accountants   MRP Topco, Inc.   December 31, 2023 and 2022

Contents   Page Report of Independent Certified Public Accountants 3 Consolidated Financial Statements Consolidated balance sheets 5 Consolidated statements of income (loss) 6 Consolidated statements of comprehensive income (loss) 7 Consolidated statements of shareholders’ equity (deficiency) 8 Consolidated statements of cash flows 9 Notes to consolidated financial statements 10

GT.COM Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership. Board of Directors MRP Topco, Inc. Opinion We have audited the consolidated financial statements of MRP Topco, Inc. (a Delaware corporation) and subsidiaries (the “Company”), which comprise the consolidated balance sheets as of December 31, 2023 and 2022, and the related consolidated statements of income (loss), comprehensive income (loss), shareholders' equity (deficiency), and cash flows for the years then ended, and the related notes to the financial statements. In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America. Basis for opinion We conducted our audits of the consolidated financial statements in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Responsibilities of management for the financial statements Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error. In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are issued. REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS   GRANT THORNTON LLP 75 State Street, 13th Floor Boston, MA 02109 D +1 617 723 7900 F +1 617 723 3640

Auditor’s responsibilities for the audit of the financial statements Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements. In performing an audit in accordance with US GAAS, we   Exercise professional judgment and maintain professional skepticism throughout the audit.  Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.  We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit. Boston, Massachusetts July 1, 2024

2023 2022 ASSETS Current assets Cash and cash equivalents 11,124$ 31,547$ Accounts receivable, net of allowance for placement fall-offs and credit losses of $2,622 and $2,719 for 2023 and 2022, respectively 69,412 82,540 Unbilled receivables 18,905 23,080 Prepaid expenses and other current assets 4,241 3,815 Prepaid income taxes 1,437 847 Cloud computing costs 2,324 593 Total current assets 107,443 142,422 Property and equipment, net 3,947 3,345 Security deposits 1,334 1,432 Right-of-use assets, net 13,502 17,964 Goodwill 148,684 148,684 Deferred tax asset, net - 2,372 Interest rate cap 49 - Intangible assets, net 9,452 10,529 Cloud computing costs, net of current portion 13,168 3,558 Total assets 297,579$ 330,306$ LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY) Current liabilities Accounts payable 14,664$ 20,356$ Accrued expenses 15,534 36,075 Lease liabilities, current portion 4,137 4,732 Deferred tax liability, net 3,330 - Asset-based line of credit 6,000 - Long-term debt, current portion - 2,426 Total current liabilities 43,665 63,589 Long-term debt, net of current portion 227,176 230,007 Lease liabilities, net of current portion 10,512 14,648 Total liabilities 281,353 308,244 Shareholders' equity (deficiency) Common stock, $0.001 par value per share, 110,000 shares authorized; 65,469 and 65,401 shares issued and outstanding as of December 31, 2023 and 2022, respectively - - Additional paid-in capital 153,418 152,666 Accumulated deficit (137,068) (130,429) Accumulated other comprehensive loss (124) (175) Total shareholders' equity (deficiency) 16,226 22,062 Total liabilities and shareholders' equity (deficiency) 297,579$ 330,306$ MRP Topco, Inc. CONSOLIDATED BALANCE SHEETS December 31, (In thousands except per share amounts) The accompanying notes are an integral part of these consolidated financial statements. 5

2023 2022 Net revenues 554,118$ 645,588$ Cost of services 470,115 532,816 Gross profit 84,003 112,772 Operating expenses 51,865 56,397 Merger and acquisition expenses 217 254 Share-based compensation expense 645 808 Related party management fees 313 402 Income from operations 30,963 54,911 Other income (expenses) Interest expense and amortization of debt issuance costs (28,998) (22,221) Interest income 421 - (Loss) gain on foreign exchange (43) 96 Income before income tax expense 2,343 32,786 Income tax expense 8,982 9,839 NET (LOSS) INCOME (6,639)$ 22,947$ (In thousands) Years ended December 31, CONSOLIDATED STATEMENTS OF INCOME (LOSS) MRP Topco, Inc. The accompanying notes are an integral part of these consolidated financial statements. 6

2023 2022 Net (loss) income (6,639)$ 22,947$ Other comprehensive (loss) income Translation gain (loss) on net assets and operations of foreign subsidiary 51 (251) COMPREHENSIVE (LOSS) INCOME (6,588)$ 22,696$ MRP Topco, Inc. CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) Years ended December 31, (In thousands) The accompanying notes are an integral part of these consolidated financial statements. 7

Accumulated Other Total Additional Accumulated Comprehensive Shareholders' Equity Shares Amount Paid-in Capital Deficit Income (Loss) (Deficiency) Shareholders' equity (deficiency) at December 31, 2021 65,401 -$ 152,022$ (153,376)$ 76$ (1,278)$ Repurchase of shares (45) - (215) - - (215) Share-based compensation - - 808 - - 808 Exercise of stock options 45 - 51 - - 51 Other comprehensive loss - - - - (251) (251) Net income - - - 22,947 - 22,947 Shareholders' equity (deficiency) at December 31, 2022 65,401 -$ 152,666 (130,429) (175) 22,062 Repurchase of shares (4) - (15) - - (15) Share-based compensation - - 645 - - 645 Exercise of stock options 72 - 122 - - 122 Other comprehensive income - - - - 51 51 Net loss - - - (6,639) - (6,639) Shareholders' equity (deficiency) at December 31, 2023 65,469 -$ 153,418$ (137,068)$ (124)$ 16,226$ MRP Topco, Inc. CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIENCY) Years ended December 31, 2023 and 2022 (In thousands, except shares) Common Stock The accompanying notes are an integral part of these consolidated financial statements. 8

2023 2022 Cash flow from operating activities: Net (loss) income (6,639)$ 22,947$ Adjustments to reconcile net income to net cash (used in) provided by operating activities: Depreciation and amortization 3,409 3,255 Amortization of debt issuance costs 1,697 1,697 Amortization of right-of-use assets 4,462 4,809 Amortization of capitalized cloud computing costs 625 69 Stock compensation expense 645 808 Provision for fall-off and credit losses 846 1,060 Loss on disposal of fixed assets - 30 Change in fair value of interest rate cap 266 - Changes in operating assets and liabilities: Accounts receivable 12,282 3,831 Unbilled receivable 4,175 2,244 Prepaid expenses and other current assets (426) (116) Prepaid income taxes (676) 506 Deferred income taxes 5,788 1,949 Security deposits 98 (34) Cloud computing costs (11,376) (4,220) Accounts payable (6,282) 3,530 Accrued expenses (20,541) (11,924) Operating lease liability (4,731) (3,393) Net cash (used in) provided by operating activities (16,378) 27,048 Cash flows from investing activities: Purchases of property and equipment (2,934) (1,466) Net cash used in investing activities (2,934) (1,466) Cash flows from financing activities: Debt issuance costs - (37) Cash paid for interest rate cap premium (315) - Proceeds from issuance of long term debt (6,954) - Repayments of long-term debt - (2,426) Proceeds from asset-based line of credit 6,000 - Repayments of asset-based line of credit - (6,850) Repurchase of shares (15) (164) Settlement of contingent consideration - (352) Cash received from exercise of stock options 122 - Net cash used in financing activities (1,162) (9,829) Effect of exchange rates changes on cash and cash equivalents 51 (251) NET (DECREASE) INCREASE IN CASH AND EQUIVALENTS (20,423) 15,502 Cash and equivalents, beginning 31,547 16,045 Cash and equivalents, ending 11,124$ 31,547$ Supplemental disclosure of cash flow information: Cash paid for interest 27,439$ 20,670$ Cash paid for income taxes 3,911$ 8,265$ MRP Topco, Inc. CONSOLIDATED STATEMENTS OF CASH FLOWS Years ended December 31, (In thousands) The accompanying notes are an integral part of these consolidated financial statements. 9

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31, 2023 and 2022 (In thousands, except share data) 10 NOTE 1 - NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Nature of Business MRP Topco, Inc. (the “Company”) was formed on February 27, 2018. The Company operates in three divisions: one providing enterprise recruitment process outsourcing, one providing placement services for the federal government, and the other provides placement services for information technology professionals on a permanent, full-time and temporary contract basis via a network of nationwide agencies. The Company and its wholly owned subsidiaries operate out of the United States, Canada, Ireland, Australia, and the United Kingdom. MRP Recruiting Inc. was incorporated in Nova Scotia, Canada on November 5, 2012 as a wholly owned subsidiary to engage in providing enterprise recruitment processing outsourcing and placement services. On September 11, 2014, Motion Recruitment Partners Inc. acquired 100% of the outstanding stock of Blue Glue Ltd, a recruiting company based in the United Kingdom. On April 25, 2016, Blue Glue Ltd was renamed to Motion Recruitment Partners Ltd (UK). On February 12, 2015, Motion Recruitment Partners Inc. converted to Motion Recruitment Partners LLC, a single member Delaware Limited Liability Company. On July 14, 2017, Motion Recruitment Partners Pty Ltd was incorporated in Australia as a wholly owned subsidiary to engage in providing enterprise recruitment processing outsourcing and placement services. On December 7, 2018, Motion Recruitment Partners LLC acquired 100% of the membership interests of Management Decisions - MDI LLC (“MDI”). On February 26, 2021, Motion Recruitment Partners LLC acquired 100% of the membership interests of The Goal Group LLC (“The Goal”). On July 7, 2021, Motion Recruitment Partners Ltd (Ireland) was incorporated in Ireland as a wholly owned subsidiary to engage in providing enterprise recruitment processing outsourcing and placement services. On December 23, 2021, Motion Recruitment Partners LLC acquired 100% of the membership interests of Matrix Resources LLC (“Matrix”). Fiscal Year The Company and each of its subsidiaries operate on a calendar year ending December 31. Principles of Consolidation The Company’s consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The accompanying consolidated financial statements include the accounts of MRP Topco, Inc., and its wholly owned subsidiaries, MRP Acquisition Co. Inc., MRP Holdco, Inc., Motion Recruitment Partners LLC, MRP Recruiting Inc., Motion Recruitment Partners Pty Ltd., Motion Recruitment Partners Limited, The Goal, and Matrix. All significant intercompany transactions have been eliminated in consolidation. Use of Estimates The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2023 and 2022 (In thousands, except share data) 11 assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates include, but are not limited to, allowance for credit losses accounts, allowance for placement fall- offs, estimated useful lives of equipment, deferred tax valuation, accrual for medical self-insurance, share- based compensation assumptions, uncertainty of income taxes and various other accruals. Actual results could differ from those estimates. Foreign Currency The functional currency of most subsidiaries outside of the United States of America is deemed to be the currency of the local country. Accordingly, the assets and liabilities of those foreign subsidiaries are translated into the United States dollar using the period-end exchange rates, and income and expense items are translated using the average exchange rates during the period. Foreign currency translation gains and losses are reported separately as a component of accumulated other comprehensive (loss) income in members’ equity (deficit). The functional currency of subsidiaries in the United States is the United States dollar. For the subsidiaries outside of the United States where the functional currency is not the currency of the local country, the functional currency is the United States dollar. Cash and Cash Equivalents Cash and cash equivalents are defined as cash on hand and investments having maturities of three months or less when purchased. Cash and cash equivalents are stated at carrying value, which approximates fair value on the reporting dates. As of December 31, 2023 and 2022, the Company’s cash and cash equivalents consisted of only cash on hand. The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe the banks pose a credit risk. Concentrations of Credit Risk and Off-Balance-Sheet Risk The Company has no significant off-balance-sheet risk, such as foreign exchange contracts, option contracts, or other foreign hedging arrangements. Financial instruments that potentially expose the Company to concentrations of credit risk consist mainly of cash and cash equivalents. The Company maintains its cash and cash equivalents principally with accredited financial institutions of high-credit standing. For the years ended December 31, 2023 and 2022, no customer represented more than 10% of the Company’s total revenue, receivables or unbilled receivables. Property and Equipment Property and equipment are recorded at cost. Depreciation of property and equipment is calculated using the straight-line method. Estimated useful lives of assets range from three to five years. Leasehold improvements are amortized over the lesser of the term of the respective lease or the estimated useful lives of the improvements, typically five years.

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2023 and 2022 (In thousands, except share data) 12 Cloud Computing Costs In accordance with Accounting Standards Codification 350, Intangibles, Goodwill and Other (“ASC 350”), qualifying costs incurred for Cloud Computing Arrangements (“CCAs”), primarily for our enterprise resource planning system (“ERP”), are capitalized and presented net of accumulated amortization in the consolidated balance sheets. Once the ERP system is ready for its intended use, the capitalized costs are amortized over the estimated use life of the software or the CCA license period, whichever is shorter. The Company capitalizes both internal and external costs including interest. The following table summarizes activity during the periods presented which is primarily related to our Oracle Workday ERP solution which is being amortized over a 7-year period: 2023 2022 Balance, beginning of year $ 4,151 $ - Capitalized 11,966 4,220 Amortized (625) (69) Balance, end of year $ 15,492 $ 4,151 Goodwill and Intangible Assets Goodwill represents the excess of the purchase price over the fair value of the net identifiable assets acquired related to third party business combinations. Our goodwill is associated with three reporting units and the Company evaluates goodwill for impairment at the reporting unit level. Our three reporting units are IT Staffing and Consulting, Federal IT Staffing, and Recruit Process Outsourcing and Managed Service Provider and the goodwill associated with each reporting unit as of December 31, 2023 and 2022 is as follows: 2023 2022 IT Staffing and Consulting $ 117,429 $ 117,429 Federal IT Staffing 29,605 29,605 Recruit Process Outsourcing and Managed Service Provider 1,650 1,650 Total $ 148,684 $ 148,684 Our customer related intangible assets and tradenames are amortized over their estimated useful lives which are generally 15 and 10 years, respectively. Amortization expense is included in the operating expenses line item in the consolidated statements of income (loss). Impairment of Long-Lived Assets The Company assesses long-lived assets, including intangible assets with definite lives, for impairment whenever events or changes in circumstances indicate the carrying amount of the assets may not be fully recoverable. Impairment exists if the estimate of future undiscounted cash flows generated by the assets is less than the carrying value of the assets. If impairment is determined to exist, any related impairment loss is then measured by comparing the fair value of the assets to their carrying amount. Goodwill is not amortized but is evaluated at least annually for impairment and was evaluated for impairment in the fourth quarter of 2023 and 2022. Based on our assessment no adjustments to the carrying value of goodwill on each of our three reporting units was considered necessary for years ended December 31, 2023 and 2022.

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2023 and 2022 (In thousands, except share data) 13 Derivative Financial Instruments Derivative financial instruments are reported on the balance sheet at fair value. Fair value of derivatives is determined by reference to observable prices that are based on inputs not quoted on active markets but corroborated by market data, which constitutes a Level 2 measurement. The accounting for changes in the fair value of a derivative instrument depends on whether the derivative has been designated and qualifies as part of a hedging relationship for accounting purposes. The Company’s use of derivative instruments has been limited to interest rate caps. The Company has not designated its interest rate caps as cash flow hedges, and the unrealized gains and losses are included in interest expense in the accompanying consolidated statements of income (loss). The valuation of the interest rate caps reflects the contractual terms of derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves. Fair Value Measurements ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), establishes a fair value hierarchy for instruments measured at fair value that distinguishes between assumptions based on market data (observable inputs) and the Company’s own assumptions (unobservable inputs). Observable inputs are inputs that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the inputs that market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. ASC 820 identifies fair value as the exchange price, or exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As a basis for considering market participant assumptions in fair value measurements, ASC 820 establishes a three-tier fair value hierarchy that distinguishes between the following: Level 1 - Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Level 2 - Inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 3 - Inputs are unobservable inputs for the asset or liability. Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for instruments categorized in Level 3. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. At December 31, 2023 and 2022, the Company had Level 1 instruments, which included cash and cash equivalents, accounts receivable, accounts payable and accrued expenses and as of December 31, 2023, had one Level 2 instrument which was its interest rate cap.

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2023 and 2022 (In thousands, except share data) 14 Revenue Recognition, Accounts Receivable and Unbilled Receivables Revenue is recognized when the control of the promised goods or services are transferred to our customers in an amount that reflects the consideration that we expect to receive in exchange for these goods or services. To achieve this core principle, the Company applies the following five steps: Step 1: Identify the contract(s) with a customer Step 2: Identify the performance obligations in the contract Step 3: Determine the transaction price Step 4: Allocate the transaction price to the performance obligations in the contract Step 5: Recognize revenue when (or as) the performance obligation is satisfied The Company enters into a master services agreement (“MSA”) with most of its customers. The Company runs credit checks for new customers before approving the agreement the agreement to extend credit to existing customers and uses recent historical experience to determine whether collectability is probable. Most of the Company’s contracts have a single performance obligation which represents the service being sold to the customer. Certain contracts in the Company’s Managed Services Provider (“MSP”) and Recruitment Process Outsourcing (“RPO”) business contain more than one performance obligation. The Company does not assess whether promised goods or services are performance obligations if they are immaterial in the context of the contract. Invoices are typically issued with 30-90 day payment terms. The Company has identified six distinct revenue streams, as follows: Permanent Placement, Contracting, RPO, MSP, Professional Services and Telecom. The Company recognizes revenue at a point in time for Permanent Placement (upon start date of the placed employee) and over time for Contracting, RPO, Professional Services, Telecom and MSP services. Revenue for contracting, including Professional Services, is recognized over the period in which services are being provided and is billed weekly, biweekly or monthly. Revenue for RPO, MSP, and Telecom is recognized over the period in which services are being provided and is billed monthly. The Company has elected the "right to invoice" practical expedient available within ASC 606-10-55-18 as the measure of progress, because we have a right to payment from a customer in an amount that corresponds directly with the value of the performance completed to date. During the year ended December 31, 2023, the Company recognized $34,469 of Permanent Placement revenue at a point in time and $519,649 of Contracting, RPO, MSP, Professional Services and Telecom over time. During the year ended December 31, 2022, the Company recognized $77,835 of Permanent Placement revenue at a point in time and $567,753 of Contracting, RPO and MSP over time. Permanent Placement fee revenues are recognized net of the appropriate allowance for placement fall-offs as the Company’s placement contracts generally provide for a 30-day refundable guarantee and, in some instances, up to a 90-day refundable guarantee. The guarantee provides that the Company will either replace individuals who fail to continue employment for the time specified in the agreement or refund payments to the customer if the placed candidate ceases to be employed for any reason prior to the end of the specified period. The Company accounts for the variable consideration of placement fall-offs by estimating the amount to be refunded using the most likely amount method, determined based on historical losses for such fall-offs. The Company recognizes revenue on a gross basis considering the criteria set forth in ASC Topic 606-10-55, Principal versus Agent Considerations, except for the Company’s MSP contracts, in which the Company is an agent and therefore recognizes the related revenue on a net basis. Some of the Company’s contracts with its Contracting and MSP customers include a volume rebate paid when a certain

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2023 and 2022 (In thousands, except share data) 15 volume of annual sales is reached. This consideration payable to the customer is recognized as a reduction of revenue as the Company recognizes revenue for the transfer of services over time. The Company has elected to use the following practical expedients:  The Company’s standard payment terms are less than one year. As such, no significant financing components exists within our contracts with our customers.  The Company will use the portfolio approach for contracts with similar characteristics provided the accounting result will not be materially different from the result of applying the guidance at the individual contract level. The Company will use its judgment in the application of this approach to contracts and groups of similar contracts.  The Company will expense all relevant incremental costs, such as selling and marketing costs, bid and proposal costs, sales commissions and legal fees to obtain a contract that has a duration of one year or less. The Company has made the following accounting policy elections under ASC 606:  Sales, use and value added taxes assessed by governmental authorities are excluded from the measurement of the transaction price in the Company’s contracts with its customers. Since adopting ASC Topic 606 there have been no assets recognized related to the costs to obtain or fulfill a contract. The Company routinely assesses the financial strength of its customers and, as a consequence, believes that its trade accounts receivable credit risk exposure is limited. An allowance for credit losses has been established based on a detailed review of the aged accounts receivable ledger. The factors influencing management’s judgment of the adequacy of the allowance for credit losses include historical losses, knowledge of the customer’s business and current economic conditions. Receivable balances are considered past due when payment is not consistent with contractual terms. The Company writes-off accounts receivable when all reasonable collection efforts are exhausted, and any payments subsequently received on such receivables are credited to the allowance for credit losses. Unbilled receivables result from services provided to customers that have not yet been invoiced as of the reporting date. Such amounts are generally invoiced within 15 days of the end of the period in which services are provided. As of December 31, 2023 and 2022, the allowance for placement fall-offs was $119 and $229, respectively, and the allowance for credit losses was $2,503 and $2,490, respectively. Leases The Company adopted ASU 2016-02, Leases (Topic 842) as of January 1, 2022. After the adoption of this standard, the Company determines if an arrangement contains a lease at inception based on whether there is an identified asset and whether the Company controls the use of the identified asset throughout the period of use. The Company classifies leases as either financing or operating and assess lease classification at lease commencement. Right-of-use (“ROU”) assets are recognized at the lease commencement date and represent the Company's right to use an underlying asset for the lease term and lease liabilities represent the Company's obligation to make lease payments arising from the lease. Lease liabilities are recognized at the lease commencement date based on the present value of future lease payments over the remaining lease term. Present value of lease payments are discounted based on the

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2023 and 2022 (In thousands, except share data) 16 Company’s incremental borrowing rate, which was calculated by an independent third party valuation specialist.. Expenses related to leases determined to be operating leases are recognized on a straight-line basis, while those determined to be finance leases are recognized following a front-loaded expense pattern in which interest and amortization are presented separately in the income statement. The Company’s ROU assets are initially measured based on the corresponding lease liability adjusted for (i) payments made to the lessor at or before the commencement date, (ii) initial direct costs incurred and (iii) lease incentives under the lease. Options to renew or terminate the lease are recognized as part of our ROU assets and lease liabilities when it is reasonably certain the options will be exercised. ROU assets are also assessed for impairment consistent with the long-lived asset guidance. The Company does not allocate consideration between lease and non-lease components, such as operating costs, as the Company has elected to not separate lease and non-lease components for any leases within its existing classes of assets. Operating lease expense for fixed lease payments is recognized on a straight-line basis over the lease term. Variable lease payments for usage-based fees are not included in the measurement of the ROU assets or lease liabilities and are expensed as incurred. Operating leases are presented separately as operating lease ROU assets and operating lease liabilities in the accompanying consolidated balance sheet. Income Taxes Income taxes are provided using an asset and liability approach to financial accounting and reporting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the carrying amounts of existing assets and liabilities on the consolidated financial statements and their respective tax bases. Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period, plus or minus the change during the period in deferred tax assets and liabilities. Uncertain Tax Positions The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position are measured based on the largest benefit that has more than a 50% likelihood of being realized upon ultimate resolution. The Company will also recognize, if applicable, interest and penalties related to uncertain tax positions in income tax expense in the appropriate period. The Company has reviewed its positions as of December 31, 2023 and 2022 and has concluded that no tax positions are uncertain and, therefore, no reserve for unrecognized tax liability is deemed necessary. No interest or penalties were incurred in the years ended December 31, 2023 or 2022. The Company is not currently under examination by any taxing jurisdiction. Advertising Advertising costs are expensed in the year incurred. Advertising expenses were approximately $7,876 and $7,241 in 2023 and 2022, respectively, and are included in operating expenses on the consolidated statements of income (loss).

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2023 and 2022 (In thousands, except share data) 17 Share-Based Compensation The Company accounts for stock-based compensation under the provisions of ASC 718-10, Compensation-Stock Compensation (“ASC 718-10”), which requires all share-based payments to employees, non-employees and directors, including grants of stock options, to be recognized in the consolidated statements of income (loss) and comprehensive income (loss) based on their fair values on the date of grant over the requisite service period, for service based awards, which is generally the vesting period of the respective award. Forfeitures are accounted for as they occur. Generally, the Company issues awards with both service-based and performance-based vesting conditions and records the expense for these awards using the ratable method over the service period. The Company classifies stock-based compensation expense in the same manner in which the award recipient’s payroll or service provider’s costs are classified. Share-based payments that contain performance conditions are recognized when such conditions are probable of being achieved. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model, which requires inputs based on certain subjective assumptions, including the following:  Fair Value of Common Stock: The estimated fair value of common stock was determined by the Company’s board of directors as of the date of each option grant, with input from management, considering third-party valuations of its common stock as well as the Company’s board of directors’ assessment of additional objective and subjective factors that it believed were relevant and which may have changed from the date of the most recent third-party valuation through the date of the grant. These objective and subjective factors include: (i) prices paid for the Company’s preferred stock, and the rights, preferences, and privileges of the Company’s preferred stock and common stock; (ii) the Company’s stage of development; (iii) the fact that the grants of stock-based awards related to illiquid securities in a private company; and (iv) the likelihood of achieving a liquidity event for the common stock underlying the stock-based awards, such as an initial public offering or sale of the Company, given prevailing market conditions. These third-party valuations were performed in accordance with the guidance outlined in the American Institute of Certified Public Accountants’ Accounting and Valuation Guide, Valuation of Privately Held Company Equity Securities Issued as Compensation. Each valuation methodology includes estimates and assumptions that require the Company’s judgment. The methodology utilized to estimate the fair value of the Company’s common stock was the option-pricing method (“OPM”) to back-solve the estimated value of the Company’s equity and corresponding value of the Company’s common stock.  Expected Term: The expected term represents the period over which stock-based awards are expected to be outstanding. The Company uses the simplified method to determine the expected term, which is based on the average of the time-to-vesting and the contractual life of the options.  Expected Volatility: The expected volatility was estimated based on the average volatility for comparable publicly traded peer companies over a period equal to the expected term of the stock option grants. The comparable companies were chosen based on the similar size, stage in life cycle or area of specialty.  Risk-Free Interest Rate: The risk-free interest rate is based on the U.S. Treasury zero coupon issues in effect at the time of grant for periods corresponding with the expected term of the awards.  Dividend Yield: The Company has no plans to pay dividends on its common stock. Therefore, the Company used an expected dividend yield of zero.

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2023 and 2022 (In thousands, except share data) 18 Deferred Financing Costs Costs incurred in connection with obtaining financing are capitalized and recorded as a reduction in the carrying amount of debt. These costs are amortized over the term of the related loans. Amortization is recorded as a component of interest expense in the accompanying consolidated statements of income (loss). Commitments and Contingencies The Company recognizes a liability with regard to loss contingencies when it believes it is probable a liability has been incurred and the amount can be reasonably estimated. If an amount within a range of loss appears, at the time, to be a better estimate than any other amount within the range, the Company accrues that amount. When no amount within the range is a better estimate than any other amount the Company accrues the minimum amount in the range. Recently Adopted Accounting Pronouncements From time to time, new accounting pronouncements are issued and adopted by the Company as of the specified effective date. Unless otherwise discussed, the impact of recently issued standards that are not yet effective will not have a material impact on the Company’s financial statements upon adoption. In February 2016, FASB issued ASU No. 2016-02, Leases (Topic 842), as amended, with guidance regarding the accounting for and disclosure of leases. The update requires lessees to recognize the rights and obligations related to all leases, including operating leases, with a term greater than 12 months on the balance sheet. This update also requires lessees and lessors to disclose key information about their leasing transactions. Topic 842 become effective for the Company and the Company adopted Topic 842 beginning on January 1, 2022. The Company recorded a right-of-use asset of $22,773, a lease liability of $24,387 and a reduction of the previously recorded deferred rent liability and accrued rent of $1,614 as result of adopting Topic 842. ASU 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments, which requires entities to use a new impairment model based on Current Expected Credit Losses (“CECL”) rather than incurred losses. This ASU has been modified and clarified with ASU 2018-19, 2019-04, and 2019-05 and implementation was delayed with the issuance of ASU 2019-10 to financial periods beginning after December 15, 2022 for private entities. The Company adopted ASU 2016-13, as amended on January 1, 2023, using the modified retrospective transition method which did not have a material impact on our consolidated financial statements.

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2023 and 2022 (In thousands, except share data) 19 NOTE 2 - PROPERTY AND EQUIPMENT, NET Property and equipment, net, consists of the following on December 31: 2023 2022 Computer equipment $ 8,928 $ 6,709 Furniture and fixtures 3,029 2,730 Leasehold improvements 2,827 2,411 14,784 11,850 Accumulated depreciation (10,837) (8,505) Property and equipment, net $ 3,947 $ 3,345 Total depreciation expense for 2023 and 2022 was $2,332 and $2,178, respectively. NOTE 3 - INTANGIBLE ASSETS The Company’s intangible assets and related useful lives are as follows: Weighted Average Amortization Period (Years) 2023 2022 Amortizing intangible assets Customer relationships 15 $ 9,400 $ 9,400 Tradename - The Goal 10 4,500 4,500 Total 13,900 13,900 Less: accumulated amortization Customer relationships (3,173) (2,546) Tradename - The Goal (1,275) (825) Total (4,448) (3,371) Intangible assets, net $ 9,452 $ 10,529 Aggregate amortization expense for amortizing intangible assets was $1,077 and $1,077 for the years ended December 31, 2023 and 2022, respectively.

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2023 and 2022 (In thousands, except share data) 20 Estimated future amortization expense of intangible assets recorded as of December 31, 2023 is as follows: Years Ending December 31, 2024 $ 1,077 2025 1,077 2026 1,077 2027 1,077 2028 1,077 Thereafter 4,067 Total $ 9,452 NOTE 4 - LEASES The Company has office spaces that are accounted for as operating leases. Certain of these operating leases have renewal options, escalating payments terms and lease payments that are variable in nature. Renewal options are included in the calculation of the Company’s ROU assets and corresponding lease liabilities if such renewal options are probable of being exercised. Upon adoption, ASC 842, Leases, had an impact in the Company’s consolidated balance sheet and in its consolidated statements of income (loss). As part of the transition, the Company elected the following practical expedients:  The package of practical expedients which eliminates the need to reassess (1) whether any expired or existing contracts are or contain leases; (2) the lease classification for any expired or existing leases; and (3) the initial direct costs for any existing leases.  The practical expedient whereby the lease and non-lease components will not be separated for all classes of assets.  Not to recognize ROU assets and corresponding lease liabilities with a lease term of 12 months or less from the lease commencement date. For existing leases, the Company did not elect the use of hindsight and did not reassess lease term upon adoption. The Company adjusted the opening balance operating lease ROU assets balance based on its remaining deferred rent liabilities immediately prior to adoption. On January 1, 2022, the Company recorded $22,773 in operating lease ROU assets and $24,387 in operating lease liabilities. The Company does not have any finance leases. The adoption of ASC 842 had no significant impact on the Company’s net income or cash flows.

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2023 and 2022 (In thousands, except share data) 21 The components of net operating lease cost for the years ended December 31, 2023 and 2022 were: 2023 2022 Operating lease cost - fixed $ 5,825 $ 6,706 Operating lease cost - variable 610 289 Short-term lease cost 57 71 Sublease income (339) (353) Total $ 6,153 $ 6,713 The net operating lease costs are reflected on the consolidated statements of income (loss) in Operating expenses. Supplemental cash flow information related to leases was as follows during 2023 and 2022: 2023 2022 Cash paid for amounts included in the measurement of lease liabilities: Operating cash flows from operating leases $ 6,094 $ 6,970 Supplemental disclosure of noncash leasing activities: ROU assets obtained in exchange for new operating lease liabilities $ - $ 2,121 The following table represents the weighted-average remaining lease term and discount rate as of December 31, 2023 and 2022: 2023 2022 Weighted-average remaining lease term (years) 4.76 4.80 Weighted-average discount rate 8.30% 8.14%

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2023 and 2022 (In thousands, except share data) 22 Future undiscounted lease payments for the Company’s operating lease liabilities are as follows as of December 31, 2023: Years Ending December 31, 2024 $ 5,161 2025 4,086 2026 2,948 2027 1,576 2028 1,287 Thereafter 2,732 Total 17,790 Imputed interest (3,141) Total lease liability $ 14,649 NOTE 5 - ACCRUED EXPENSES Accrued expenses consist of the following at December 31, 2023 and 2022: 2023 2022 Employee compensation $ 13,434 $ 26,353 Other 2,100 9,722 Accrued expenses $ 15,534 $ 36,075 NOTE 6 - BANK DEBT AND LINE OF CREDIT Long-Term Debt On December 20, 2019, the Company entered into a new six-year term loan agreement (“Term Loan”) with an initial principal balance of $127,100. On January 16, 2020, the Company modified its revolving line of credit, resulting in a reduction of the future interest rates. On September 30, 2020, a waiver and additional amendment to the Term Loan was executed modifying certain requirements and increasing the commitment fee to 1% per annum through September 30, 2021. The Term Loan is a Eurodollar loan. The loan bears interest at a rate per annum equal to the Eurodollar Rate determined for such day plus 6.5% to 6.75% in 2023 and 5.75% and 6.75 in 2022 depending on the Company’s total leverage ratio, as defined. The interest rate as of December 31, 2023, was 12.14% and as of December 31, 2022 it was 10.05%. A third amendment to the credit agreement was made as of February 26, 2021 where the borrower requested the lenders to fund Delayed Draw Term loans in an aggregate principal amount equal to $7,500 in connection with the acquisition of The Goal.

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2023 and 2022 (In thousands, except share data) 23 A fourth amendment to the credit agreement was executed on December 23, 2021 in conjunction with the acquisition of Matrix for an additional term loan principal of $108,000. The Term Loan, as amended, requires the Company to meet a total leverage ratio and establishes certain limitations on other indebtedness. A total of $3,933 of debt issuance costs were incurred and capitalized in connection with both amendments. As of December 31, 2023, the Company was in compliance with all covenants. During the year ended December 31, 2023, the Company made quarterly principal payments of $606 for the quarters ended March 31, 2023 and June 30, 2023. As required under the term loan agreement, on a quarterly basis, the Company determines if it is required to make an excess cash flow payment, as defined. In August 2023, the Company was required to make an additional principal payment of $5,741 as a result of the excess cash flow payment calculation for quarter ended June 30, 2023. The additional principal payment exceeded all of the future minimum quarterly payments that are required under the term loan agreement. As such, the remaining balance of the term loan has been classified as long term debt as of December 31, 2023. The Company will continue to perform the required calculations to determine if future excess cash flow payments are required. Long-term debt consisted of the following at December 31, 2023 and 2022: 2023 2022 Term loan $ 230,603 $ 237,557 Less: current maturities - (2,426) Less: unamortized bank fees (3,427) (5,124) Long-term debt, net of current portion $ 227,176 $ 230,007 The remaining payments are as follows: 2024 $ - 2025 230,603 Total $ 230,603 Asset-Based Line of Credit In connection with the December 20, 2019 Term Loan transaction, the Company entered into a new asset based revolving line of credit (“LOC”) for up to $20,000 to fund working capital requirements and business operating expenses. As of December 31, 2023, the Company had $6,000 outstanding under this facility. NOTE 7 - INTEREST RATE CAP Interest rate cap agreements are used to manage interest rate risk associated with floating-rate borrowings under its Term Loan (Note 6). The interest rate cap (“Cap”) agreement utilized by the Company effectively modifies the Company’s exposure to interest rate risk by converting a portion of the Company’s floating- rate debt to a fixed rate basis through the expiration date of the interest rate cap agreement, thereby reducing the impact of interest rate changes on future interest expense.

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2023 and 2022 (In thousands, except share data) 24 On September 30, 2023, the Company purchased a Cap for a total of $315. The Cap has a strike rate of 5.75% and a maturity date of September 30, 2025. The fair value of the Cap at December 31, 2023 was $49, which was determined by using observable inputs other than quoted market prices, a Level 2 measurement under ASC 820. The notional amount of the debt subject to the interest rate cap at December 31, 2023 was $150,000. During the year ended December 31, 2023 the decrease in fair value of the Cap was $266 which was charged to interest expense in the consolidated statements of income (loss). NOTE 8 - INCOME TAXES The domestic and foreign components of total income before income tax expense consist of the following for the years ended December 31, 2023 and 2022: 2023 2022 United States $ 1,122 $ 30,213 Foreign 1,221 2,573 Income before income tax expense $ 2,343 $ 32,786 Income tax expense consists of the following for the years ended December 31, 2023 and 2022: 2023 2022 Current Federal $ 2,172 $ 5,457 State 752 1,772 Foreign 260 566 3,184 7,795 Deferred Federal 6,792 1,558 State (922) 434 Foreign (72) 52 5,798 2,044 Income tax expense $ 8,982 $ 9,839

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2023 and 2022 (In thousands, except share data) 25 A reconciliation of the Company's effective tax rate to the statutory federal income tax rate is as follows at December 31, 2023 and 2022: 2023 2022 Federal income tax expense at statutory rate 21.00% 21.00% State income tax benefit (2.25) 6.30 Permanent items 9.03 0.04 Foreign tax credits (3.75) - Rate changes 6.27 0.06 Valuation allowance 354.76 - Other (1.68) 2.62 Effective income tax rate 383.38% 30.02% Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The income tax effects of significant items comprising the Company’s net deferred tax asset are as follows at December 31, 2023 and 2022: 2023 2022 Deferred tax assets Interest expense limitation $ 8,432 $ 2,860 Allowance for credit losses and placement fall-offs 635 704 Vacation accrual 366 412 Share-based compensation 1,081 936 Capitalized transactions costs 662 688 Net operating losses 263 127 Accruals 610 1,301 Lease liabilities 3,778 5,115 Other 184 7 Total gross deferred tax assets 16,011 12,150 Deferred tax asset valuation allowance (8,394) (83) Total net deferred tax assets 7,617 12,067 Deferred tax liabilities Unremitted earnings of foreign subsidiaries (157) (157) Prepaid expenses (968) (760) Intangible assets (5,517) (3,265) Right-of-use assets (3,482) (4,741) Depreciation and amortization (823) (772) Deferred tax liability (10,947) (9,695) Net deferred tax (liability) asset $ (3,330) $ 2,372

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2023 and 2022 (In thousands, except share data) 26 As of December 31, 2023 and 2022, the Company had foreign net operating loss (“NOL") carryforwards of approximately $236 and $506, respectively, of which may be available to offset future income tax liabilities indefinitely. At December 31, 2023 and 2022, the Company had state NOLS of $2,788 and $0 respectively of which may be available to offset future income tax liabilities through 2043. There were no federal NOLs as of December 31, 2023 or 2022. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. During the years ended December 31, 2023 and 2022, the Company recorded an increase of $8,311 and $12, respectively, to the Valuation Allowance. The Company considered all available evidence, both positive and negative, to determine whether, based on the weight of that evidence, a valuation allowance for Deferred Tax Assets was needed. The Company reached the conclusion it was appropriate to record a valuation allowance against part of its U.S. deferred tax assets and certain foreign deferred tax assets relying on evidence shown by reversing taxable temporary differences, as well as expectations of future taxable income with the appropriate tax character. The Company files a federal consolidated income tax return for which the statute of limitations remains open for the 2020 tax year and subsequent years. U.S. state jurisdictions have state of limitations generally ranging from 3 to 6 years. The Company files in foreign jurisdictions for which the statute of limitations remain open for years of 2019 - 2022. NOTE 9 - COMMON STOCK The Board of Directors have authorized two classes of capital stock. Both classes of capital stock are entitled to receive dividends and have identical rights in the case of liquidation, dissolution, or winding up of the Company. Both classes of capital stock may be issued in fractional shares. Information regarding the two classes of capital stock as of December 31, 2023 is as follows: Common Stock Non-voting Common Stock Total (In shares, unless otherwise stated) Authorized 80,000 30,000 110,000 Issued 65,469 - 65,469 Outstanding 65,469 - 65,469 Par value $0.001 $0.001 - NOTE 10 - SHARE-BASED COMPENSATION Shared based compensation relates to stock option awards granted to the Company’s key employees and directors in shares of MRP Topco. The total number of shares currently authorized under the plan is 7,267 shares, of which 361 remain available for grant as of December 31, 2023. Eighty percent of the options granted are service-based awards and twenty percent are performance-based awards. The service-based awards vest over a four-year period and the performance-based awards vest upon a liquidity event in which the majority investor sells a majority of its shares. During the years ended December 31, 2023 and 2022, the Company recorded total share-based compensation expense of $645 and $808, respectively. At December 31, 2023, the total unrecognized

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2023 and 2022 (In thousands, except share data) 27 compensation cost related to the non-vested options was $1,315 for performance-based options and $1,274 for the service-based options. Information with regard to the option grants is as follows: 2023 2022 Options outstanding at beginning of the year 6,353 5,203 Shares granted 120 1,342 Cancelled or forfeited (323) (142) Exercised (72) (50) Options outstanding at year end 6,078 6,353 Options vested and expected to vest at year end 4,862 5,082 Options vested and exercisable at year end 3,935 3,579 The weighted-average assumptions for valuing the awards granted in 2023 were as follows: 2023 Service Vesting Expected volatility 37.67% Dividend yield N/A Risk-free interest rate 3.67% Expected option life (years) 6.25 Weighted average fair value per option granted 1,927 NOTE 11 - EMPLOYEE BENEFIT PLAN The Company maintains its own 401(k) savings plan covering substantially all employees who have at least one year of service. Under the terms of the 401(k) plan, the Company may make a discretionary contribution equal to a percentage of the amounts contributed by the participants. For 2023 and 2022, the Company did not make any matching contributions. NOTE 12 - COMMITMENTS AND CONTINGENCIES From time to time, the Company is a party to legal actions that management considers to be incidental to its business, and the outcome of which will not have a material impact on the consolidated financial statements. NOTE 13 - RELATED-PARTY TRANSACTIONS Under the terms of the agreement, the Company paid a related party fee for various management services totaling $313 in 2023 and $402 in 2022.

MRP Topco, Inc. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2023 and 2022 (In thousands, except share data) 28 NOTE 14 - SUBSEQUENT EVENTS The Company has evaluated subsequent events through the date of issuance of the consolidated financial statements on July 1, 2024. On May 2, 2024, Kelly Services, Inc. (“Kelly”), MRP Merger Sub, Inc. (“Merger Sub”), a newly-formed, wholly-owned subsidiary of Kelly, the Company and Littlejohn Fund V, L.P. (“Littlejohn”), in its capacity as the securityholders’ representative, entered into an Agreement and Plan of Merger (the “Merger Agreement”) whereby Kelly would indirectly acquire 100% of the equity interests in the Company by way of a merger of Merger Sub with and into the Company, with the Company surviving the merger (the “Merger”). Littlejohn is the majority owner of the Company. On May 31, 2024 the merger was completed for a cash purchase price of $425 million. In addition, further cash consideration of up to $60 million may be due in the second quarter of 2025 if certain conditions are satisfied during an earn-out period ending on March 31, 2025.